HUMANKIND BENEFIT CORPORATION

Humankind US Stock ETF

Supplement dated May 9, 2022
to the Statement of Additional Information
dated April 29, 2022

The Humankind US Stock ETF (the “Fund”) is adding the following to “Other Accounts Managed and Portfolio Manager Fund Ownership” under “The Portfolio Managers” section of its Statement of Additional Information:

Other Accounts Managed. In addition to the Fund, the table below identifies, for each of the portfolio managers, as of December 31, 2021, the number of accounts for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Yi Yi Mon Aye Han	0		0		0
Yan Zelener	0		0		0

Portfolio Manager Fund Ownership.

Ownership of Fund Shares by Portfolio Managers. The table below shows the value of shares of the Fund beneficially owned by each portfolio manager of the Fund as of December 31, 20201 stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Yi Yi Mon Aye Han	C
Yan Zelener	A

Investors should retain this Supplement for future reference.